                                   EXHIBIT 21

                        SUBSIDIARIES OF PACER TECHNOLOGY



Name of Subsidiary           Jurisdiction of Organization   Percentage Owned by Registrant
------------------           ----------------------------   ------------------------------
 Pacer Tech Ltd.                     United Kingdom                       100%